Exhibit 99.2

HHH to Acquire Vantage Group A Leading Specialty Insurance & Reinsurance Platform December 2025

2 HOWARD HUGHES HOLDINGS Forward Looking Statements Statements made in this presentation that are not historical facts, including statements accompanied by words such as “antici pat e,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “realize,” “should,” “transform,” “would,” and other statements of sim ilar expression and other words of similar expression, are forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Sect ion 21E of the Securities Exchange Act of 1934. These statements are based on management’s expectations, estimates, assumptions and projections as of the date of this presen tat ion and are not guarantees of future performance. Actual results may differ materially from those expressed or implied in these statements. Factors that could cau se actual results to differ materially are set forth as risk factors in our most recent Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q filed with the Securities and Exchange Commission. In this presentation, forward - looking statements include, but are not limited to, those relating to the management and performance of th e insurance business we expect to acquire, the operating and strategic characteristics of the holding company and its subsidiary businesses, the investment str ate gy and potential returns on investments at the insurance company, the underwriting strategy and underwriting profitability at the insurance company, and the intention t o a cquire future businesses at the holding company. We caution you not to place undue reliance on the forward - looking statements contained in this presentation and do not undertake any obligation to publicly update or revise any forward - looking statements to reflect future events, information or circumstances that arise after the date of this presentation except as required by law.

Transaction Summary

HHH has signed a definitive agreement to acquire Vantage—a leading specialty insurance and reinsurance company—from Carlyle and Hellman & Friedman

Purchase Price

- **$2.1 billion in cash consideration**
- **HHH will retain the benefit of Vantage's book value accretion from signing to close ("locked box")**
- **Purchase price represents 1.5x estimated year-end 2025 book value and is expected to represent a ~1.4x P / BV multiple at close**

Timing

- **Deal is expected to close in Q2 2026, subject to regulatory approvals**

Funding Sources

- **$1.2 billion in HHH balance sheet cash**
- **Up to $1 billion backstop investment from Pershing Square Holdings ("PSH")**
  - *Investment from PSH will take the form of non-interest-bearing preferred stock issued by HHH*[(1)]
  - *PSH's preferred stock will be convertible into the common stock of Vantage if not redeemed by HHH by the end of the seventh fiscal year post-transaction*
  - *Over time, we expect HHH to repurchase PSH's preferred stock and increase its economic ownership of Vantage to 100%*

Note: The transaction and investment management services described herein are subject to customary insurance regulatory approvals.
(1) The preferred stock will pay a dividend in the event of a default on HHH's obligation to repurchase the stock in certain circumstances.

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4 HOWARD HUGHES HOLDINGS Vantage Investment Highlights x Well diversified across lines of business with both specialty insurance and reinsurance exposure x Highly experienced management team x No legacy reserving issues (Vantage was launched in 2020) x In - place regulatory licenses and credit rating x Well - capitalized balance sheet and leverage profile for HHH to begin implementing its investment strategy x Appropriately scaled platform to effectuate a control transaction

5 HOWARD HUGHES HOLDINGS Overview of Vantage Vantage is a leading specialty insurance, reinsurance and partnership capital platform Launched in 2020 by Carlyle, Hellman & Friedman and founding management team $1.2 billion in net premiums written over the last 12 months as of September 30, 2025 o ~60% Specialty Insurance / ~40% Reinsurance AdVantage, third - party capital vehicle, has deployed $1.5 billion of capital in 2025 $1.3 billion book value as of September 30, 2025 AM Best and S&P A - Rating 370 employees

6 HOWARD HUGHES HOLDINGS Well - Diversified Insurance & Reinsurance Platform Portfolio is well - diversified across product lines and a range of reserve duration Vantage has limited catastrophe reinsurance exposure (less than 1% of gross written premiums in 2025) 2025E Gross Written Premiums By Business Line 2025E Gross Written Premiums By Reserve Duration Short Medium Long 20% 17% 15% 10% 9% 8% 7% 6% 5% 2% Specialty Re Casualty Property P&C Re Financial Construction Professional Healthcare Political Risk & Credit Financial Re (1) Reserve duration categories are as follows: Short tail: < 2 years; Medium tail: 2 to 4 years; Long tail: > 4 years. (1) 25% 26% 49%

Vantage Leadership Team

Vantage Leadership Team		Notable Experience
	**GREG HENDRICK** *Chief Executive Officer*	Former CEO of AXA XL; Extensive leadership and underwriting experience developed over a 30+ year (re)insurance career at AIG Winterthur Re, Mid Ocean/XL Re, XL Group
	**STEVE ROBB** *Chief Financial Officer*	Former CFO of Somerset Re and EVP and CFO of AXA XL; Joined AXA XL as VP, SEC Reporting in 2004 after serving as Senior Manager of PWC in Bermuda
	**ALEX BLANCO** *Chief Executive – Insurance*	Former Chief Underwriting Officer, Specialty Americas at AXA XL; He has also held leadership positions at Marsh and Liberty International Underwriters
	**CHRIS MCKEOWN** *Chief Executive – Reinsurance, ILS & Innovation*	Former CEO of New Ocean Capital Management, Pillar Capital, CIG Re & New Castle Re, ACE Tempest Re (Bermuda), and Vice Chairman and CEO of Global Analytics for Guy Carpenter
	**BOBBI ANDERSON** *General Counsel*	Former Principal, General Counsel, and Chief Compliance Officer for investment advisor Elementum Advisors, LLC; She was previously a Partner in the Insurance and Financial Services Group at Sidley Austin, LLP
	**KRISTA ROBINSON** *Chief Risk Officer*	Former leadership roles at CNA Insurance in both enterprise risk management and actuarial; She began her career in pricing and reserving across multiple lines
	**NIKKI GONZALEZ** *Chief Talent Officer*	Former Chief Human Resources Officer at AXA XL; She also served in previous Human Resources leadership roles at The Hartford, GE International, GE Capital, and NBC Universal
	**PETER HAHN** *Chief Data, Analytics, & Technology Officer*	Former Head of Data & Analytics for Zurich North America; Prior to that he was a Partner at McKinsey & Company in their Insurance Practice working with a range of insurance carriers, reinsurers, and brokers

NOTE: *Dinos Iordanou, co-founder and former Chairman and CEO of Arch Capital, was a key part of Vantage's launch and early years. Dinos was the Non-Executive Chairman of Vantage until he passed away in June 2024*

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8 HOWARD HUGHES HOLDINGS Key Financial Metrics Income Statement (Trailing 12 Months as of September 30, 2025) Balance Sheet (As of September 30, 2025) Amount ($ in millions) $1,306 Book Value $2,479 Fixed Income Portfolio 277 Cash & Cash Equivalents $2,756 Invested Assets 90% % Fixed Income 10% % Cash & Cash Equivalents 2.1x Investment Leverage 87% Premium Leverage Amount ($ in millions) $1,601 Gross Written Premium $1,170 Net Written Premium 73% % of Gross Written Premium $974 Net Earned Premium 61.4% Loss Ratio 35.7% Expense Ratio 97.1% Combined Ratio $29 Underwriting Profit 107 Investment Income 14 Fee & Other Income $150 Pre - Tax Income 13% Pre - Tax Return on Equity (1) Pre - tax return on equity calculated as pre - tax income, on a trailing twelve - month basis as of September 30, 2025, divided by beginning of period book value as of September 30, 2024. V antage currently does not incur any significant tax burden, however, we expect the company’s effective tax rate to increase under HHH’s corporate structure, pos t - transaction. (2) Investment leverage calculated as invested assets divided by book value as of September 30, 2025. (3) Premium leverage calculated as net earned premium, on a trailing twelve - month basis as of September 30, 2025, divided by beginni ng of period book value as of September 30, 2024. (1) (2) (3)

9 HOWARD HUGHES HOLDINGS Key Value Creation Drivers for Vantage Under HHH Ownership HHH’s ownership will establish Vantage as a uniquely differentiated insurance platform, poised to achieve industry - leading retur ns with a lower risk profile Structural advantages derived from being part of a diversified holding company Ability to de - lever balance sheet and optimize asset allocation over time Fee - free investment management provided by Pershing Square Opportunity to further improve underwriting profitability 1 2 3 4 (1) Subject to the HHH Services Agreement being in effect. (1)

10 HOWARD HUGHES HOLDINGS Holding Company Enables Insurance Cycle Management As a subsidiary of a larger, diversified holding company, Vantage will have a more optimal corporate ownership structure to effectively navigate the insurance cycle 1 Emphasis will be on underwriting profitability rather than growth o Vantage will not have any top - down production goals for the underwriting team o Holding company provides sources of liquidity to absorb volatility in underwriting results o Lack of financial sponsor pressures or need to report results as a standalone public company shield Vantage from needing to demonstrate consistent premium growth (at the expense of long - term ROE) Vantage’s leadership team can focus on running the business, free from the obligations of being a standalone public company HHH provides permanent ownership for Vantage vs. merry - go - round of private equity ownership

11 HOWARD HUGHES HOLDINGS Pershing Square Ownership Enhances Credit Support Vantage will also benefit from its holding company — Howard Hughes Holdings — having a well - capitalized 47% owner in Pershing Square Well - capitalized, highly free - cash - flow - generative business with no net leverage Completed 10% stake sale to a group of strategic investors in June 2024 at a $10.5 billion post - money valuation PS HoldCo (15% HHH Ownership) $22 billion in total assets and $18 billion in equity PSH was upgraded to an A - rating by S&P on May 20, 2025 PSH & Pershing Square Private Funds (32% HHH Ownership) 1 (1) As of December 9, 2025. (1)

12 HOWARD HUGHES HOLDINGS Premier collection of large - scale master planned communities in Texas, Nevada, Hawaii, Maryland, and Arizona Two Layers of Capital Support 1 Pershing Square (Funds & PS HoldCo) Public Shareholders Howard Hughes Holdings Inc. (NYSE: HHH) Howard Hughes Communities (“HHC”) Leading specialty insurance, reinsurance and partnership capital platform Vantage Group Holdings Ltd. (“Vantage”) Future Operating Business Subsidiaries 47% Ownership 53% Ownership Layer 1 Layer 2 Vantage will benefit from two layers of well - capitalized parent entities, which will materially strengthen its credit profile as well as its underwriting flexibility

13 HOWARD HUGHES HOLDINGS Capitalization & Investment Strategy Following the close of the transaction, we intend to de - lever Vantage’s balance sheet and reposition its investment portfolio ov er time to optimize asset allocation 2 Over time, Vantage’s investment portfolio will principally be invested in cash, short - term Treasurys and common stocks o Float (loss reserves) will be invested in cash and short - term Treasurys, earning a positive spread relative to the cost / profit of generating float while avoiding duration or credit risk o We will gradually seek to increase Vantage’s allocation to common stocks, where Pershing Square has a 22 - year track record of generating superior investment returns Investment Strategy Following the transaction’s close, or shortly thereafter, we plan to invest additional primary capital in Vantage, which will enable us to: o De - lever Vantage’s invested - assets - to - equity ratio o Buy down overall P / BV purchase multiple by investing capital at an effective 1.0x P / BV multiple Additional Primary Capital Investment (1) Portfolio will comply with applicable insurance laws and investment guidelines. (1)

14 HOWARD HUGHES HOLDINGS Advantages of Go - Forward Capitalization Plan A conservatively capitalized balance sheet and an optimized asset allocation framework can unlock powerful structural advantages for Vantage 2 x Investing float principally in cash and Treasury bills minimizes investment and liquidity risks x Greater allocation to common stocks and fee - free investment management from Pershing Square enables higher return on assets x Conservative capitalization mitigates impact of adverse reserve developments and mark - to - market volatility in asset portfolio x Flexibility to scale premium - writing capacity to pursue attractive opportunities without being required to raise external capital x Strengthened credit profile and capital support will enhance customer perception of credit risk

15 HOWARD HUGHES HOLDINGS Fee - Free Investment Management from Pershing Square Due to its broader Services Agreement with HHH, Pershing Square will manage Vantage’s investment portfolio for no additional fees 3 Vantage will not incur any of the substantial fixed costs required to build out its own investment operations or hire an external manager o A typical market - rate fee structure for an external investment manager of a common - stock - based portfolio would be a 1% - 2% management fee and a 10% - 20% performance fee on profits Vastly superior incentive structure relative to typical insurance entities backed by financial sponsors or hedge funds o Since Pershing Square will not earn any fees directly tied to Vantage’s asset value, there are no misaligned incentives to prioritize asset or premium growth at the expense of underwriting profitability Vantage will have a highly liquid and transparent investment portfolio o Unlike typical “alternative” investments, Vantage’s core equity portfolio will be directly invested in highly liquid, large - capitalization common stocks, rather than opaque, illiquid, high - cost funds (1) Subject to the HHH Services Agreement being in effect. (1)

3 Pershing Square's Investment Track Record *(Gross Returns)*

Pershing Square's investment strategy has delivered strong performance since inception

(Annualized Total Shareholder Return Including Dividends)

Since Inception

January 2004 - Current


1,080 bp
Outperformance
Per Annum
vs S&P 500
21.5%
10.7%
S&P 500
PSLP / PSH
Gross Return (1)

Since Permanent Capital Era

January 2018 - Current


1,360 bp
Outperformance
Per Annum
vs S&P 500
28.0%
14.4%
S&P 500
PSH
Gross Return (2)

Last Five Calendar Years

December 2019 – December 2024


1,340 bp
Outperformance
Per Annum
vs S&P 500
27.9%
14.5%
S&P 500
PSH
Gross Return (3)

Note: All market and return data as of December 9, 2025 (unless otherwise stated). Past performance is not necessarily indicative of future results. All investments involve the possibility of profit and the risk of loss, including the loss of principal. Please see the additional disclaimers, index descriptions and notes to performance results at the end of this presentation. Performance information or any illustrative performance information based on the performance of PSLP / PSH is not the performance record of the company and should not be considered a substitute for the Company's own performance. Please see the additional disclaimers and notes to performance results at the end of this presentation.

(1) PSLP / PSH Gross Return represents hypothetical NAV gross returns an investor would have earned if she / he invested in PSLP at its January 1, 2004 inception and converted to PSH at its launch on December 31, 2012.

(2) PSH Gross Return represents hypothetical NAV gross returns an investor would have earned if she / he invested in PSH on January 1, 2018.

(3) PSH Gross Return represents hypothetical NAV gross returns an investor would have earned if she / he invested in PSH on December 31, 2019 through December 31, 2024.

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3 Pershing Square's Investment Track Record *(Net Returns)*

Note: Vantage will not incur any fees for Pershing Square's investment management services

(Annualized Total Shareholder Return Including Dividends)

Since Inception

January 2004 - Current

570 bp Outperformance Per Annum vs S&P 500



10.7%
16.4%
S&P 500
PSLP / PSH Net Return (1)

Since Permanent Capital Era

January 2018 - Current

880 bp Outperformance Per Annum vs S&P 500



14.4%
23.2%
S&P 500
PSH Net Return (2)

Last Five Calendar Years

December 2019 – December 2024

770 bp Outperformance Per Annum vs S&P 500



14.5%
22.2%
S&P 500
PSH Net Return (3)

By receiving fee-free investment management from Pershing Square, Vantage will benefit from the compounded value of annual fee-savings, which has historically accounted for a 510 bp spread in Pershing Square's gross and net returns since inception

Note: All market and return data as of December 9, 2025 (unless otherwise stated). Past performance is not necessarily indicative of future results. All investments involve the possibility of profit and the risk of loss, including the loss of principal. Please see the additional disclaimers, index descriptions and notes to performance results at the end of this presentation. Performance information or any illustrative performance information based on the performance of PSLP / PSH is not the performance record of the company and should not be considered a substitute for the Company's own performance. Please see the additional disclaimers and notes to performance results at the end of this presentation.

(1) PSLP / PSH Net Return represents hypothetical NAV net returns an investor would have earned if she / he invested in PSLP at its January 1, 2004 inception and converted to PSH at its launch on December 31, 2012.

(2) PSH Net Return represents hypothetical NAV net returns an investor would have earned if she / he invested in PSH on January 1, 2018.

(3) PSH Net Return represents hypothetical NAV net returns an investor would have earned if she / he invested in PSH on December 31, 2019 through December 31, 2024.

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18 HOWARD HUGHES HOLDINGS Opportunity to Improve Underwriting Profitability We believe Vantage can drive further improvement in its underwriting profitability through its scale, specialty focus and exp ens e leverage 4 Since its launch, Vantage’s underwriting profitability has improved meaningfully as it has approached minimum efficient scale and continued to focus on specialty lines o Approximately 96% combined ratio expected for full - year 2025 Expense leverage should continue to enhance combined ratio o Upfront investments in building out a diversified (re)insurance platform should facilitate future premium growth without a commensurate increase in G&A expenses Holding company ownership materially expands underwriting flexibility o Cash flows from HHH provide a future funding source to pursue attractive opportunities in a hard market o While holding company diversification reduces pressure to write premiums when pricing is unattractive

19 HOWARD HUGHES HOLDINGS Path to Increasing Vantage’s Return on Equity We believe Vantage can increase its ROE to a high - teens or greater rate over time Holding company structure Low - leverage balance sheet with greater allocation to common stocks Superior, fee - free investment performance enabled by Pershing Square Improved underwriting profitability Ability to generate best - in - class ROEs and compound book value at a high - teens or greater rate over the long - term, with a lower risk profile

20 HOWARD HUGHES HOLDINGS Insurers with Superior ROEs Command Premium Valuations Specialty P&C (Re)Insurers with high - teens ROEs typically trade at a greater than 2x P / TBV multiple P / TBV 2026E ROE Company 3.1x 16.2% 2.7x 18.6% 2.6x 20.1% 2.0x 15.6% 2.2x 21.2% 1.6x 14.2% 1.4x 15.8% 2.2x 16.2% Median Source: Public filings, Capital IQ consensus estimates. Market data as of December 11, 2025. (1) ROE defined as 2026E Net Income divided by beginning of period book value as of year - end 2025. (1)

Significant Long-Term Valuation Upside

Sustainably achieving a high-teens ROE would warrant a materially higher valuation than the ~1.4x P / TBV transaction multiple



P / TBV Multiple
~1.4x
>2x
Illustrative Valuation Upside
Vantage Effective Purchase Multiple (1)
Median Specialty P&C Peers Earning High-Teen ROEs (2)

The opportunity for HHH to invest additional primary capital at 1.0x book value to de-lever Vantage's balance sheet allows for a further reduction in the all-in purchase multiple to below 1.4x

(1) Estimated purchase P / BV multiple at transaction close.

(2) Median P / TBV multiple for selected specialty P&C (re)insurers highlighted on prior page. Source: Public filings, Capital IQ consensus estimates. Market data as of December 11, 2025.

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22 HOWARD HUGHES HOLDINGS Repurchase of PSH Preferred Stock Over time, we expect HHH to repurchase PSH’s preferred stock and increase its economic ownership of Vantage to 100% Investment from PSH will take the form of non - interest - bearing preferred stock issued by HHH Up to $1 billion, split into fourteen equally - sized tranches PSH’s preferred stock will be convertible into the common stock of Vantage if not redeemed by HHH by the end of the seventh fiscal year post - transaction Repurchase Call Option PSH’s preferred stock will generally be pari passu with HHH common stock; no liquidation preference Subject to a mandatory repurchase by HHH in the event of a change of control of HHH or Vantage Governance Terms At the end of each fiscal year, for the first seven years post - transaction, HHH will have the right to repurchase one or more tranches of the preferred stock Repurchase price will be cash consideration equal to 1.50x of the then book value of Vantage multiplied by the preferred tranche(s)’ corresponding ownership percentage of Vantage PSH Investment (1) The preferred stock will pay a dividend in the event of a default on HHH’s obligation to repurchase the stock in certain cir cumstances. (2) On an as exchanged basis. Subject to a minimum repurchase price equal to the original issue price plus 4% per annum throu gh the date of repurchase. If we achieve our objectives in running a profitable insurance operation and managing Vantage’s assets to generate highly att rac tive long - term rates of return, we believe that Vantage will generate high returns on equity and become worth substantially more than 1 .5x book value. The repurchase of PSH’s preferred stock at a fixed multiple therefore enables HHH to add to and eventually acquire 100 % economic ownership of Vantage over time in a highly accretive manner (1) (2)

23 HOWARD HUGHES HOLDINGS Transaction Strategic Rationale The acquisition of Vantage is an ideal transaction to begin HHH’s transformation into a diversified holding company x Diversifies and reduces volatility in HHH’s earnings stream x Provides additional opportunities for reinvesting real estate cash flows, including an immediate use to repurchase PSH’s preferred stock x Addition of a higher - return, faster - growth subsidiary materially accelerates HHH’s overall growth profile x Leverages Pershing Square’s investment expertise

Additional Disclaimers & Notes to Performance Results of Pershing Square

All performance information herein is presented as of December 9, 2025, unless otherwise noted. This presentation includes unaudited information regarding the track record and performance data of PSCM (the "Track Record" or "Pershing Square Return" presented on a "PSLP / PSH (as converted)" basis, which assumes that an investor invested in PSLP (the Pershing Square fund with the longest track record) at its inception on January 1, 2004 and converted to shares of PSH at its inception on December 31, 2012. (Accordingly, unless otherwise specified: for periods prior to January 1, 2013, the Track Record as presented represents the performance of PSLP alone; for periods from or following January 1, 2013, the Track Record as presented represents the performance of PSH alone; and for periods that extend before and after January 1, 2013, including information on the "cumulative" or "annualized" performance of the strategy pursued by PSH, the Track Record as presented represents the performance of PSLP for the portions of such periods prior to January 1, 2013 and of PSH for the portions of such periods from or following January 1, 2013.) Such "as converted" performance information does not reflect either the performance of PSLP since its inception or PSH since its inception and no individual fund has actually achieved these results. The information is presented to illustrate how Pershing Square's core strategy has performed over a longer time horizon beyond the inception of PSH and is not necessarily, and does not purport to be, indicative, or a guarantee, of future results. This performance provided is calculated based on certain inputs and underlying assumptions, but not all considerations may be reflected therein and such performance is subject to various risks and inherent limitations that are not applicable to the presentation of the performance of either PSH or PSLP alone. Although Pershing Square believes the performance calculations described herein are based on reasonable assumptions, the use of different assumptions would produce different results. The performance set forth in these materials is provided to you on the understanding that you will understand and accept the inherent limitations of such results.

The information that comprises the Track Record is not necessarily comprehensive and should not be considered to be indicative of PSH's possible future performance. The past performance of PSCM is not a reliable indicator of, and cannot be relied upon as a guide to, PSH's future performance or the future performance of PSCM.

For a variety of reasons, the comparability of the Track Record information to PSH's future performance is by its nature very limited. Among other factors, results can be positively or negatively affected by market conditions beyond PSH's control or the control of PSCM. Future market conditions may be different in many respects from those that prevailed in the past or prevail at present, with the result that the performance of PSH's investment portfolio in the future may be significantly different from PSH's performance and the performance of the other Funds in the past. No representation is being made by the inclusion of the Track Record presented herein that PSH will achieve performance similar to the Track Record or avoid losses. There can be no assurance that PSH will meet its investment objective generally or avoid losses.

When "net returns" are presented in this presentation, they include the reinvestment in the investment strategy of all dividends, interest and capital gains from underlying portfolio companies; they assume that an investor has been invested in the applicable fund since inception and participated in any "new issues," as such term is defined under Rules 5130 and 5131 of FINRA (which only had a de minimis impact historically). "Net returns" are also presented on a net-of-fees basis and reflect the deduction of, among other things: management fees, brokerage commissions, administrative expenses and accrued and/or crystallized performance fees/allocation (if any). PSH's "net returns" are based on the dollar return for the specific period, including any and all dividends paid by PSH, but not the reinvestment in PSH of these dividends, calculated from the beginning of such period to the end of such period. Since May 2, 2017, PSH has repurchased shares of its listed class of shares subject to certain limitations. Any positive impact on performance due to share buybacks (as a result of the positive NAV per share impact of shares that are repurchased) is reflected in the returns data. Unless otherwise specified, information on the Track Record in this presentation has been presented on a net returns basis and, as discussed above, on a PSLP/PSH (as converted) basis.

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Additional Disclaimers & Notes to Performance Results of Pershing Square *(cont.)*

The inception date for PSLP is January 1, 2004. In 2004, PSCM earned a $1.5 million (approximately 3.9%) annual management fee and PSLP's general partner earned a performance allocation equal to 20% above a 6% hurdle from PSLP, in accordance with the terms of the limited partnership agreement of PSLP then in effect. That limited partnership agreement was later amended to provide for a 1.5% annual management fee and 20% performance allocation effective January 1, 2005. The net returns for PSLP presented herein reflect the different fee arrangements in 2004, and subsequently. In addition, pursuant to a separate agreement, in 2004 the sole unaffiliated limited partner of PSLP paid PSCM an additional $840,000 for overhead expenses in connection with services provided unrelated to PSLP, which have not been taken into account in determining PSLP's net returns. To the extent that such overhead expenses had been included as fund expenses, net returns of PSLP would have been lower.

The market indices shown in this presentation have been selected for purposes of comparing PSH's performance or the Track Record with certain broad-based benchmarks. The statistical data regarding these indices has been obtained from Bloomberg and the returns are calculated assuming all dividends are reinvested. The S&P 500 Index, FTSE 100 Index, and MSCI World Index are not subject to any of the fees or expenses to which the Pershing Square Funds are subject. The Pershing Square Funds are not restricted to investing in those securities which comprise any of these indices, their performance may or may not correlate to any of these indices and the portfolio of the Pershing Square Funds should not be considered a proxy for any of these indices (or vice versa). The volatility of an index may materially differ from the volatility of the Pershing Square Funds' portfolios. The S&P 500 is comprised of a representative sample of 500 U.S. large-cap companies. The index is an unmanaged, float-weighted index with each stock's weight in the index in proportion to its float, as determined by Standard & Poors. The S&P 500 index is proprietary to and is calculated, distributed and marketed by S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC), its affiliates and/or its licensors and has been licensed for use. S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC. © 2025 S&P Dow Jones Indices LLC, its affiliates and/or its licensors. All rights reserved. PSH gained entry to the FTSE 100 Index ("FTSE 100") in December 2020. The FTSE 100 is a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange. The equities use an investibility weighting in the index calculation. The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each country.

This presentation also contains forward-looking statements, which reflect Pershing Square's views. These forward-looking statements can be identified the use of words such as "believe", "expect", potential", "continue", "may", "will", "should", "seek", "approximately", "predict", "intend", "plan", "estimate", "anticipate" or other comparable words. These forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Should any assumptions underlying the forward- looking statements contained herein prove to be incorrect, the actual outcome or results may differ materially from outcomes or results projected in these statements. None of PSH, Pershing Square or any of their respective affiliates undertakes any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law or regulation.

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